UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

AMENDMENT No. 1 TO

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 2, 2004

Certified Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-31527	88-0444079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5101 N.W. 21st Avenue, Suite 350, Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(954) 677-0202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 and 8.01. Acquisition or Disposition of Assets and Other Events.

As reported within the Registrant’s Form 10-Q filed on August 12, 2004, on August 2, 2004, the Registrant executed and consummated a Stock Purchase Agreement with the sole shareholders (the “Sellers”) of Kenneth I. Tobey, Inc. a Washington state managing general agent (“KIT”) to acquire of all of KIT’s issued and outstanding capital stock. The purchase price of the acquisition consisted of two million dollars ($2,000,000) and two hundred thousand (200,000) newly-issued shares of the Registrant’s restricted common stock. Payment of $300,000 was delivered to the Sellers at the closing. The Registrant shall make installment payments of $233,333.33 on November 2, 2004, $233,333.33 on February 2, 2005 and $233,333.34 on May 2, 2005. Additionally, the Registrant executed a non-negotiable promissory note for the principal sum of one million dollars ($1,000,000) with interest at the rate of four percent (4%) per annum, payable to the Sellers over ten (10) years. The acquisition was further comprised of certain non-cash consideration and the exclusion of certain of KIT’s assets.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

99.1	Stock Purchase Agreement executed August 2, 2004 (incorporated by reference to Registrant’s Form 8-K filed September 3, 2004);

99.2	Audited consolidated financial statements of Kenneth I. Tobey, Inc. and subsidiaries for the fiscal years ended December 31, 2003 and 2002;

99.3	Unaudited consolidated financial statements of Kenneth I. Tobey, Inc. for the six months ended June 30, 2004;

99.4	Unaudited pro forma combined statement of operations of Kenneth I. Tobey, Inc. and subsidiaries for the twelve months ended December 31, 2001 and the six month period ended June 30, 2004; and

99.5	Unaudited pro forma combined balance sheet of Kenneth I. Tobey, Inc. as June 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2004

CERTIFIED SERVICES, INC.

By:	/s/ Danny L. Pixler
Name:	Danny L. Pixler
Title:	Chief Executive Officer

Exhibit Index

Exhibit	Description
99.2	Audited consolidated financial statements of Kenneth I. Tobey, Inc. and subsidiaries for the fiscal years ended December 31, 2003 and 2002;

99.3	Unaudited consolidated financial statements of Kenneth I. Tobey, Inc. for the six months ended June 30, 2004;

99.4	Unaudited pro forma combined statement of operations of Kenneth I. Tobey, Inc. and subsidiaries for the twelve months ended December 31, 2001 and the six month period ended June 30, 2004; and

99.5	Unaudited pro forma combined balance sheet of Kenneth I. Tobey, Inc. as June 30, 2004.